UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-12

INTEGRITY APPLICATIONS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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INTEGRITY APPLICATIONS, INC.
102 Ha’Avoda Street, P.O. Box 432
Ashkelon, Israel L3 78100
(972) (8) 675-7878

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2013

To the Stockholders of Integrity Applications, Inc.:

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Integrity Applications, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 19, 2013 at 10:00 a.m., local time, at the offices of Lipert Heilshorn & Associates, located at 800 Third Avenue, 17th Floor, New York, NY 10022, for the following purposes:

1.
to elect Zvi Cohen, Israel B. Ehrlich, Dr. Robert Fischell, Avner Gal and David Malka to the board of directors of the Company, each to serve for a one year term expiring at the Company’s 2014 Annual Meeting of Stockholders;

2.	to ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel as the Company’s independent registered public accounting firm for the 2013 fiscal year;

3.	to approve, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers;

4.	to vote, on an advisory (non-binding) basis, for your preference as to how frequently the Company should seek future advisory votes on the compensation of its named executive officers; and

5.	to transact such other business as may properly be brought before the Annual Meeting, and at any adjournments or postponements of the Annual Meeting.

Holders of record of the Company’s Common Stock and/or its Series A 5% Convertible Preferred Stock at the close of business on April 30, 2013 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.  In the event that there are insufficient shares present in person or represented by proxy at the Annual Meeting in order to obtain a quorum, the annual meeting may be adjourned or postponed in order to permit further solicitation of proxies.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The notice of meeting, proxy statement and annual report to stockholders are available at www.proxyvote.com.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING.  THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  VOTING OVER THE INTERNET, BY TELEPHONE OR BY MAILING A PROXY CARD WILL NOT LIMIT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

Avner Gal, Chief Executive Officer

Ashkelon, Israel
May 6, 2013

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2013

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive this proxy?

The Board of Directors of Integrity Applications, Inc. (“Integrity”) is furnishing this proxy statement to solicit proxies on its behalf to be voted at the 2013 Annual Meeting of Stockholders of Integrity (the “Annual Meeting”) or at any adjournment or postponement thereof.  The Annual Meeting is scheduled to be held on Wednesday, June 19, 2013 at 10:00 a.m., local time, at the offices of Lipert Heilshorn & Associates, located at 800 Third Avenue, 17th Floor, New York, NY 10022.  This Proxy Statement summarizes the information you need to know to vote by proxy or in person at the Annual Meeting.  You do not need to attend the Annual Meeting in person in order to vote.

When is this proxy statement first being sent or given to security holders?

This proxy statement is first being mailed on or about May 6, 2013 to holders of record of Integrity’s common stock, par value $0.001 per share (the “Common Stock”), and/or Integrity’s Series A 5% Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), at the close of business on April 30, 2013.

Who is entitled to vote at the Annual Meeting?

Holders of record of Integrity’s Common Stock and/or Preferred Stock (collectively, the “Voting Stock”) at the close of business on April 30, 2013, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

On the record date, there were issued and outstanding: (1) 5,460,600 shares of Common Stock and (2) 6,300 shares of Preferred Stock.  As of the record date, each issued and outstanding share of Preferred Stock was convertible into approximately 172.4 shares of Common Stock.  Pursuant to the Certificate of Designations, Preferences and Rights governing the Preferred Stock, no holder of Preferred Stock may convert his, her or its shares of Preferred Stock to the extent that such conversion would cause such holder to own more than 4.99% of the number of shares of Common Stock outstanding after giving effect to such conversion (subject to increase to 9.99%, at the option of such holder, upon no less than 61 days prior written notice to us) and may not vote any shares of Preferred Stock in excess of this limitation.  After taking this limitation into account, shares of Preferred Stock convertible into an aggregate of 956,868 shares of Common Stock are entitled to vote at the Annual Meeting.

What is the quorum for the meeting?

The presence, in person or by proxy, of a majority of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes (described below) will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose.  No business may be conducted at the Annual Meeting if a quorum is not present.  If less than a majority of outstanding shares of Voting Stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place.  Notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken, unless a new record date is fixed for the Annual Meeting (in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting).

How many votes do I have?

Each share of Common Stock entitles its owner to one vote on all matters brought before the Annual Meeting.  Each share of Preferred Stock entitles its owner to one vote for each share of Common Stock into which such share of Preferred Stock is convertible. As of the record date, each issued and outstanding share of Preferred Stock was convertible into approximately 172.4 shares of Common Stock.  No holder of Preferred Stock may vote his, her or its shares of Preferred Stock in excess of the ownership limitation described above under the caption “Who is entitled to vote at the Annual Meeting?”

How do stockholders of record vote?

If you are a record holder, which means your shares are registered in your name, you may vote or submit a proxy:

1. Over the Internet — If you have Internet access, you may authorize the voting of your shares by following the internet voting instructions set forth on the enclosed proxy card.  You must specify how you want your shares voted, or your vote will not be registered and you will receive an error message.  Your shares will be voted according to your instructions.

2.  By Telephone – You may authorize the voting of your shares by following the telephone voting instructions set forth on the enclosed proxy card.  You must specify how you want your shares voted, or your vote will not be registered and you will receive an error message.  Your shares will be voted according to your instructions.

3. By Mail — Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope.  Your shares will be voted according to your instructions.  If you sign your proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendations of the Board.  Unsigned proxy cards will not be voted.

4. In Person at the Meeting — If you attend the Annual Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which the Company will provide to you at the Annual Meeting.  To vote in person, you will need to bring proof of identity to be allowed entry into the meeting.

How do I vote my shares in person if they are held by my broker?

If you hold your shares of Voting Stock through a broker, bank or other financial institution, you are considered the beneficial owner of shares held in “street name,” and you will receive instructions on how to vote from your broker, bank or other institution.  If you hold shares of Voting Stock in street name and wish to vote in person at the meeting, you must present a recent proxy validating your ownership of the shares of Voting Stock that you intend to vote from your bank, broker or other nominee that held your shares of Voting Stock as of the record date.  You will also need proof of identity for entrance to the meeting.

What am I voting on?

At the Annual Meeting, Integrity's stockholders will be asked:

1.
to elect Zvi Cohen, Israel B. Ehrlich, Dr. Robert Fischell, Avner Gal and David Malka to the board of directors of Integrity, each to serve for a one year term expiring at Integrity’s 2014 Annual Meeting of Stockholders;

2.	to ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Fahn Kanne”) as Integrity’s independent registered public accounting firm for the 2013 fiscal year;

3.	to approve, on an advisory (non-binding) basis, the compensation paid to Integrity’s named executive officers;

4.	to vote, on an advisory (non-binding) basis, for your preference as to how frequently Integrity should seek future advisory votes on the compensation of its named executive officers; and

5.	to transact such other business as may properly be brought before the Annual Meeting, and at any adjournments or postponements of the Annual Meeting.

What vote is required for the proposals?

Proposal 1 - Election of Directors

If a quorum is present, directors will be elected pursuant to the affirmative vote of a plurality of the shares of Voting Stock present in person or represented by proxy at the Annual Meeting.  This means that the five nominees who receive the most affirmative votes will be elected to the Board of Directors.

Proposal 2 - Ratification of Fahn Kanne as Integrity’s Independent Auditor for the 2013 Fiscal Year

If a quorum is present, the ratification of the appointment of Fahn Kanne as Integrity’s independent registered public accounting firm for the 2013 fiscal year will require the affirmative vote of a majority of the shares of Voting Stock present in person or represented by proxy at the Annual Meeting.

Approval, on an Advisory Basis, of the Compensation of Integrity’s Named Executive Officers

If a quorum is present, the approval, on an advisory (non-binding) basis, of the compensation of Integrity’s named executive officers, will require the affirmative vote of a majority of the shares of Voting Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.

Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes to Approve the Compensation of Integrity’s Named Executive Officers

If a quorum is present, the frequency of future advisory votes on executive compensation will be approved on an advisory (non-binding) basis pursuant to the affirmative vote of a plurality of the shares of Voting Stock present in person or represented by proxy at the Annual Meeting.   This means that the frequency that receives the most votes will be deemed to be the frequency approved by Integrity’s stockholders on an advisory (non-binding) basis.

How are abstentions and broker “non-votes” treated?

Abstentions

Pursuant to Delaware law, abstentions are counted as present for purposes of determining the number of shares of Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.  As a result, abstentions will have the same effect as a vote AGAINST Proposal 2 - the ratification of the appointment of Fahn Kanne & Co. Grant Thornton Israel as Integrity’s independent registered public accounting firm for the 2013 fiscal year and Proposal 3 - the approval, on an advisory (non-binding) basis, of the compensation of Integrity’s named executive officers.  Abstentions will have no effect on Proposal 1 – the election of the five director nominees named in this proxy statement and Proposal 4 – the approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on executive compensation, as those proposals are decided by a plurality of the votes cast.  See “What vote is required for the proposals? - Proposal 1 - Election of Directors.”

Broker “non-votes”

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but may not vote those shares with respect to “non-routine” matters.

Pursuant to Delaware law, broker non-votes will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose.  As a result, broker non-votes will not have any effect on the approval of the proposals contained in this proxy statement.

Other than Proposal No. 2 (the ratification of the appointment of Fahn Kanne as Integrity’s independent certified public accounting firm for the 2013 fiscal year), all of the proposals in this proxy statement are considered “non-routine” matters.  As a result, a broker or nominee will not be able to vote your shares with respect to Proposals 1, 3 and 4 absent your voting instructions.  For this reason, we urge you to give voting instructions to your broker.  If any “routine” matters (in addition to Proposal No. 2) are properly brought before the Annual Meeting, then brokers and nominees holding shares in street name will be permitted to vote those shares in their discretion for any such routine matters.

Will there be any other items of business on the agenda?

The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the Board of Directors.  In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the proxy that is submitted via the Internet or mail will have discretionary authority to vote all proxies unless otherwise specified to the contrary with respect to such matters in accordance with the recommendation of the Board of Directors.

What happens if I submit or return my proxy card without voting?

If you properly submit your proxy via the Internet or mail, the shares it represents will be voted at the Annual Meeting in accordance with your directions.  If you properly submit your proxy with no direction, the proxy will be voted “FOR”:

•
the election of Zvi Cohen, Israel B. Ehrlich, Dr. Robert Fischell, Avner Gal and David Malka to the Board of Directors of Integrity, each to serve for a one year term expiring at Integrity’s 2014 Annual Meeting of Stockholders;

•	the ratification of the appointment of Fahn Kanne as Integrity’s independent registered public accounting firm for the 2013 fiscal year;

•	the approval, on an advisory (non-binding) basis, of the compensation paid to Integrity’s named executive officers;

•	a three year frequency of future advisory votes on the compensation of Integrity’s named executive officers; and

•	such other business as may properly be brought before the Annual Meeting, and at any adjournments or postponements of the Annual Meeting.

Can I change my vote after I have voted?

If you have submitted a proxy pursuant to this solicitation, you may revoke such proxy at any time prior to its exercise by:

•	written notice delivered to Integrity’s Director of Investor Relations at Integrity Applications, Inc., 102 Ha’Avoda Street, P.O. Box 432, Ashkelon, Israel L3 78100;

•	executing and delivering a proxy with a later date;

•	submitting an Internet or telephone vote with a later date; or

•	attending the Annual Meeting and voting in person.

With respect to Internet and telephone votes, the last vote transmitted will be the vote counted.  Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.
If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank, or other nominee pursuant to the instructions you have received from them.

Will anyone contact me regarding this vote?

No arrangements or contracts have been made with any solicitors as of the date of this proxy statement.  However, Integrity may retain a proxy solicitor if it appears reasonably likely that it may not obtain a quorum to conduct the Annual Meeting.  In addition, Integrity’s directors, officers and employees may solicit proxies in person and by telephone or facsimile; however, these persons will not receive any additional compensation for any such solicitation efforts.

Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held as of the record date by them.

Who has paid for this proxy solicitation?

All expenses incurred in connection with the solicitation of proxies, including the printing and mailing of this Proxy Statement should you request a printed copy of the proxy materials, will be borne by Integrity.

How do I obtain a list of Integrity’s stockholders?

A list of Integrity’s stockholders as of April 30, 2013, the record date for the Annual Meeting, will be available for inspection at Integrity’s corporate headquarters, located at 102 Ha’Avoda Street, P.O. Box 432, Ashkelon, Israel L3 78100, during normal business hours during the 10-day period immediately prior to the Annual Meeting.

How do I submit a proposal for the 2014 Annual Meeting?

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in the proxy statement for Integrity’s next Annual Meeting of Stockholders.  For a stockholder proposal to be considered for inclusion in next year’s proxy statement, it must be submitted in writing together with proof of stock ownership in accordance with Rule 14a-8 and received by Integrity’s Director of Investor Relations no later than January 6, 2014.

Under Integrity’s bylaws, if a stockholder wants to submit a proposal for next year’s Annual Meeting of Stockholders or wants to nominate candidates for election as directors at such Annual Meeting of Stockholders, the stockholder must provide timely notice of his or her intention in writing.  To be timely, a stockholder’s notice must be delivered to Integrity’s Director of Investor Relations not less than 90 days nor more than 120 days prior to the first anniversary of the date of the meeting notice for the previous year’s annual meeting of stockholders.  This means that Integrity must receive any eligible proposal from an eligible stockholder intended to be presented at the 2014 Annual Meeting of Stockholders on or before February 5, 2014 but no earlier than January 6, 2014 for the proposal to be properly brought before the meeting.   Integrity’s By-Laws also specify requirements as to the form and content of a stockholder’s notice.  Integrity will not entertain any proposals or nominations that do not meet these requirements.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

The Board of Directors has nominated Zvi Cohen, Israel B. Ehrlich, Dr. Robert Fischell, Avner Gal and David Malka to stand for election to the Board of Directors of Integrity, each to hold office until the 2014 Annual Meeting of Stockholders and until their respective successors are elected and qualified.  All of the director nominees are incumbent directors.

The Board of Directors is currently composed of six directors, with each director holding office for a one-year term.  The terms of the current directors expire at the Annual Meeting.  If elected, the nominees for director will serve until the 2014 Annual Meeting of Stockholders.  Joel L. Gold has elected not to stand for re-election at the Annual Meeting and, therefore, his term as a director of Integrity will end at the Annual Meeting.  Integrity’s Board of Directors is currently considering possible candidates to fill the vacancy to be created following the end of Mr. Gold’s term.  Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Set forth below is biographical information for each person nominated for election to the Board of Directors, including a description of the experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a director of Integrity as of the date hereof, in light of Integrity’s business strategy, prospects and structure.  Integrity has no reason to believe that any of these nominees will refuse or be unable to serve as a director if elected; however, if any of the nominees refuses or is unable to serve, each proxy that does not direct otherwise will be voted for a substitute nominee designated by the Board of Directors.

Nominees for Director

Name of Director	Age	Title
Zvi Cohen	58	Director
Israel B. Ehrlich	58	Director
Dr. Robert Fischell	83	Director
Avner Gal	58	Chairman of the Board, President and Chief Executive Officer
David Malka	47	Director and Executive Vice President of Operations

Zvi Cohen has served as one of Integrity’s directors since Integrity’s founding in 2001.  Mr. Cohen founded Zicon Ltd. (“Zicon”), an Israeli company engaged in the businesses of assembling, manufacturing and engineering electronic components, in 1985 and served as a managing director of the company from 1985 until February 2001, and as President from February 2011 until September 2011.  Each of Zicon and Mr. Cohen initiated insolvency proceedings in September 2011.  On September 19, 2011, in connection with such insolvency proceedings, the District Court of HaMerkaz District in Petah Tikva, Israel, sitting in its capacity as a bankruptcy court (PRK 24929-09-11), appointed Adv. Israel Bachar and Mr. Uriel Alfasi, CPA as joint trustees for Zicon, and ordered that all proceedings initiated against Zicon and/or against Mr. Cohen has been will be stayed until further decision.  In January 2012, the sale of Zicon's Ltd. outstanding and issued share capital was approved by the court.  However, Integrity has been advised that no distribution to creditors has been made yet.  Prior to founding Zicon, Mr. Cohen served in various operations capacities with Electrical Industries Manufacturing.  Mr. Cohen is currently exploring available opportunities following the sale of Zicon.  Mr. Cohen received a Bachelor of Science degree in industrial management and a Master of Business Administration degree, both from Tel-Aviv University.  Mr. Cohen’s experience in the medical device industry, and in particular with respect to the manufacture and assembly of such devices, led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

Israel B. Ehrlich has served as one of Integrity’s directors since February 2013.  Mr. Ehrlich has been the Manager of I.E. Orniv Investment Ltd., a private Israeli company that provides financial and management consulting services.  From 2006 to 2012, Mr. Ehrlich served as the head of the retail division, Deputy Chief Executive Officer and a Director of Mercantile Discount Bank Ltd.  From 1991 to 2001, Mr. Ehrlich served in various positions with Carmel Mortgage Bank, including most recently as Chief Executive Officer, until the bank was sold to Union Bank of Israel.  Mr. Ehrlich currently serves on the board of directors of New-Pharm, Ltd.  Mr. Ehrlich received a Bachelor of Arts degree in Economics and a Master of Business Administration in Finance, both from Tel Aviv University.   Mr. Ehrlich’s extensive experience in the financial and banking industries and his knowledge of financing and accounting matters are all factors that led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

Dr. Robert Fischell has served as one of Integrity’s directors since 2010.  Dr. Fischell is an inventor and serial entrepreneur with over 160 issued U.S. patents.  Starting in 1959, Dr. Fischell spent over 30 years with the Johns Hopkins University Applied Physics Laboratory, which resulted in 53 patents in both aerospace and biomedical technology.  His interests at Johns Hopkins then turned to the invention of new medical devices such as pacemakers and implantable heart defibrillators.  Starting in 1969, Dr. Fischell began the formation of 14 private companies that licensed his patents on medical devices.  These companies include Pacesetter Systems, Inc. (purchased by Siemens and now part of St. Jude Medical, Inc.), IsoStent, Inc. (merged with Cordis Company, a Johnson and Johnson Company), NeuroPace, Inc., Neuralieve, Inc., Angel Medical Systems, Inc., and Svelte Medical Systems, Inc.  As it relates to diabetes management devices, he was the inventor of the first implantable insulin pump (which became Minimed, which was sold to Medtronic).  Dr. Fischell’s honors include Inventor of the Year for the USA in 1984, election to the National Academy of Engineering in 1989, the Distinguished Physics Alumnus Award of the University of Maryland, and several medals for distinguished accomplishments in science, engineering and innovation.  In 2004, Discover magazine gave Dr. Fischell their annual Technology for Humanity award.  In 2008, Dr. Fischell received the honorary degree of Doctor of Humane Letters from the Johns Hopkins University in recognition of his many lifesaving inventions.  From June 2009 until March 2011, Dr. Fischell was a director of InspireMD, Inc. (OTCBB: NSPR), a medical device company focusing on the development and commercialization of its proprietary stent system, MGuard.  Dr. Fischell received his BSME degree from Duke University and MS and Sc.D. degrees from the University of Maryland.  Dr. Fischell’s extensive experience in the medical device industry, including inventing and commercializing numerous medical devices, led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

Dr. Fischell was appointed to the Board of Directors by Andrew Garrett, Inc. pursuant to the placement agent agreement between Integrity and Andrew Garrett, Inc. dated September 1, 2009, which agreement permitted Andrew Garrett, Inc. to appoint one persons to serve as either a director or observer on Integrity’s Board of Directors upon Andrew Garrett, Inc. placing an aggregate of $5,000,000 of Integrity’s securities.

Avner Gal has served as Integrity’s Chairman of the Board and Chief Executive Officer since Integrity’s founding in 2001.  Prior to founding Integrity, Mr. Gal served as a managing director of Solid Systems, an Israeli start-up company engaged in the development of radar and ultra-sound technologies, from 2000 to 2001.  From 1999 to 2000, Mr. Gal served as an engineering department manager with Comverse Network Systems.  From 1996 to 1999, Mr. Gal was a section head at MTI Engineering Ltd., a consulting company and electronic systems provider in the communications, aerospace and military industries.  Prior to entering the private sector, Mr. Gal served for twenty-three years in various field and headquarters positions in the Israeli Navy and retired as a Naval Commander.  Mr. Gal received a Bachelor of Science degree in electrical engineering from the Technion - Israeli Institute of Technology in Haifa, Israel, a Master of Science degree in electrical engineering from the Naval Postgraduate School in Monterey, California and a Masters of Business Administration in marketing management from the University of Derby, Israeli Branch, Ramat-Efaal, Israel.  As an Israeli Naval Officer, Mr. Gal spent the majority of his duty as a development engineer.  Among other projects, he initiated, characterized and managed the development of a full Electronic Warfare (“EW”) suite (interception and deception), which is still operational on board all missile patrol boats of the Israeli Navy.  Another EW system which Mr. Gal was in charge of developing is operational on board Israeli submarines.  Mr. Gal was also the head of the Israeli Navy’s technical intelligence branch and served as the managing integrator for the electronic combat suite on board Dolphin submarines.  During the last 25 years, Mr. Gal has been the primary instructor in the Naval Projects’ Officers Course.  Mr. Gal’s scientific and business education and experience, as well as his knowledge of Integrity and its product candidate gained through his role as Integrity’s Chief Executive Officer, are all factors that led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

David Malka has served as one of Integrity’s directors and Integrity’s Executive Vice President of Operations since March 2012.  Prior to that, Mr. Malka was a director and Integrity’s Vice President of Operations since 2003.  Prior to joining us, Mr. Malka served as a vice president of operations for Solid Systems from 2000 to 2003.  From 1994 to 2000, Mr. Malka served as a manager of production and purchasing at Kollmorgen-Servotronix, an Israeli company specializing in the design, development and manufacture of digital servo control systems.  From 1991 to 1993, Mr. Malka was a production design and inspection worker at TFL Time & Frequency Systems Ltd.  Mr. Malka has a degree in practical engineering - industrial management from the Institute of Work & Production Productivity, Tel-Aviv and a Bachelor of Arts degree in management from the Open University in Israel.  Mr. Malka’s extensive executive experience in the medical device industry led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

The Board of Directors recommends that you vote “FOR” the election of each of the nominees named above.

CORPORATE GOVERNANCE

General

Integrity’s by-laws provide that the size of the Board of Directors shall be determined from time to time by resolution of the Board of Directors but shall not consist of less than one director nor more than fifteen.  The Board of Directors currently has six members.

Director Independence

Integrity is not currently listed on any national securities exchange.  As a result, Integrity is not subject to the requirements of any securities exchange providing that a majority of the Board of Directors must be comprised of independent directors.  Nevertheless, for purposes of this proxy statement, Integrity applied the independence rules of the NYSE MKT to determine the independence of its directors.  The independence rules of the NYSE MKT include a series of objective tests, including that an “independent” person will not be employed by Integrity and will not be engaged in various types of business dealings with Integrity.  Applying these rules and based on representations from the directors other than Avner Gal and David Malka with respect to their independence thereunder, the Board of Directors has determined that, other than Avner Gal and David Malka, each of the current members of Integrity’s Board of Directors is independent and, therefore, a majority of the Board of Directors is comprised of independent directors.

Director Compensation

Directors of Integrity do not receive any compensation from Integrity other than their compensation as employees of Integrity, for those that are employees, which compensation is described below under Executive Compensation.

Board Leadership Structure

The Board of Directors of Integrity has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that it determines to be most appropriate for Integrity.  Currently, Avner Gal, our Chief Executive Officer and President, also serves as Chairman of the Board.  Given Mr. Gal’s role in founding Integrity and leading its activities to date, the Board of Directors believes that Mr. Gal possesses the most thorough knowledge of the issues, opportunities and challenges facing Integrity and its business and, accordingly, is the person best positioned to develop agendas that ensure that the time and attention of the Board of Directors are properly directed.  Mr. Gal’s service in this combined role provides Integrity decisive leadership, ensures clear accountability, and enhances Integrity’s ability to communicate to its employees, stockholders and the public with a clear and singular voice.  The Board of Directors does not currently have a lead independent director and does not believe that one is necessary in light of Integrity’s size and the lengthy experience the majority of the directors have working with Mr. Gal.  The Board of Directors believes that the independent directors work well together in the current board structure, and does not believe that selecting a lead independent director would add significant benefits to the Board of Directors’ oversight role.

Committees of the Board of Directors

The Board of Directors of Integrity does not currently have any formal committees because none of Integrity’s securities are listed on a securities exchange that would require the Board of Directors to maintain any such committee.  However, despite the continued absence of any such requirement, the Board of Directors expects to establish an Audit Committee, a Compensation Committee and a Nominating Committee in 2013.  The Board of Directors has not determined whether any of the members of the Board of Directors qualifies as an “Audit Committee Financial Expert” as the Board of Directors does not yet have a separately designated, free-standing Audit Committee.

Board Meeting Attendance

During 2012, the Board of Directors met 2 times and acted by unanimous written consent 3 times.  Each member of the Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors held in the 2012 fiscal year during the period for which he was a director.

Integrity does not have a formal policy regarding director attendance at annual meetings of stockholders.  However, all directors are encouraged to attend Integrity’s annual meetings of stockholders in person.  Integrity did not hold an annual meeting of stockholders in 2012.

Director Qualifications and Nominating Process

Director nominees are considered by the full Board of Directors.  The Board of Directors does not maintain any specific minimum qualifications for director candidates.  However, the Board of Directors believes that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of Integrity’s stockholders and must also be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties.  While the Board of Directors does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Board of Directors seeks to include a range of talents, experience, skills, diversity, and expertise (particularly in the areas of accounting and finance, management, domestic and international markets, leadership and corporate governance, and the medical device and related industries) sufficient to provide sound and prudent guidance with respect to the operations of Integrity and the interests of Integrity and its stockholders.  All of the nominees for election as directors at the Annual Meeting were nominated by the Board of Directors.  Integrity did not receive any stockholder nominations for directors to be elected at the Annual Meeting.

Candidates for director may come from a number of sources including, among others, recommendations from current directors, recommendations from management, and recommendations from stockholders.  Director candidates are evaluated to determine whether they have the qualities and skills set forth above.  Such evaluation may be by personal interview, background investigation and other appropriate means.  The Board of Directors has not engaged any third-party search firms to identify director candidates.

The Board of Directors considers individuals for nomination for election to the Board of Directors from any source, including stockholder recommendations.  The Board of Directors does not evaluate candidates differently based on who has made the recommendation.  Consideration of nominee candidates typically involves a series of internal discussions and a review of information concerning a candidate’s qualifications and perceived contributions.

Processes for the Consideration and Determination of Executive and Director Compensation

The Board of Directors is responsible for, among other things, establishing Integrity’s general compensation philosophy and overseeing the development and implementation of Integrity’s compensation and benefits program.  The Board of Directors is also responsible for reviewing the performance of Integrity’s Chief Executive Officer and other executive officers and setting the compensation of the Chief Executive Officer and such other executive officers.  The Board of Directors also sets and approves its own compensation.  To date, the members of the Board of Directors have not received any compensation from Integrity for their service as such, other than their compensation as employees of Integrity, for those that are employees, which compensation is described below under the caption “Executive Compensation.”  In considering and determining the compensation to be paid to Integrity’s executive officers, the Board of Directors receives information and recommendations from the Chief Executive Officer as to such compensation, including recommendations as to the amount and form of such compensation.  Neither Integrity nor the Board of Directors has retained the services of any compensation consultant to assist in determining or recommending the amount or form of executive and director compensation.

Communications with the Board of Directors

Integrity does not have a formal procedure for stockholder communication with its Board of Directors.  Stockholders who wish to contact the Board of Directors or an individual director should send their correspondence to Integrity Applications, Inc., 102 Ha’Avoda Street, P.O. Box 432, Ashkelon Israel 78100, Attention: Director of Investor Relations.  Any such communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication.  Integrity will initially receive and process a communication before forwarding it to the addressee or addressees.  Integrity generally will not forward a stockholder communication to its directors if it determines that such communication is primarily commercial in nature or is abusive, threatening or otherwise inappropriate.

Role of the Board of Directors in Risk Oversight

Integrity’s management has responsibility for managing day-to-day risk and for bringing the most material risks facing Integrity to the Board of Directors’ attention. To facilitate the Board of Directors’ risk oversight responsibility, management provides the Board of Directors with information about its identification, assessment and management of critical risks and its risk mitigation strategies. These matters are further discussed by the Board of Directors with or without the presence of management.

Code of Ethics

Integrity has adopted a code of ethics that applies to its Chief Executive Officer and its senior financial officers (currently consisting only of the Chief Financial Officer).  This code of ethics is available on Integrity’s website at www.integrity-app.com.  If Integrity makes any substantive amendments to the code or grants any waiver, including any implicit waiver, from a provision of the code to its principal executive, financial or accounting officer, it will disclose the nature of the amendment or waiver on its website or in a report on a Current Report on Form 8-K filed in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and regulations of the SEC thereunder require that Integrity’s directors, executive officers and persons who own more than 10% of Integrity’s Common Stock, as well as certain affiliates of such persons, file initial reports of their ownership of Integrity’s Common Stock and subsequent reports of changes in such ownership with the SEC.  Directors, executive officers and persons owning more than 10% of Integrity’s Common Stock are required by SEC regulations to file with the SEC reports of their respective ownership of Common Stock and to furnish Integrity with copies of all Section 16(a) reports they file.  Based solely on a review of the copies of such reports received, Integrity believes that during the year ended December 31, 2012, directors, executive officers and owners of more than 10% of its Common Stock timely complied with all applicable filing requirements under Section 16(a), other than Dr. Robert Fischell and Joel L. Gold, each of whom filed late his Form 3 required following the registration of Integrity’s Common Stock under Section 12(g) of the Exchange Act.

Advisory Board of the Board of Directors

In addition to its executive officers and directors, Integrity also has an Advisory Board that provides advice to Integrity with respect the development of its product candidates.   The Advisory Board is an advisory body only and does not have the power to make decisions on behalf of Integrity.  Members of the Advisory Board do not receive any compensation from Integrity.  Biographical information regarding the members of Integrity’s Advisory Board are set forth below.

Dr. Ilana Harman-Boehm, M.D. heads the Department of Internal Medicine and is the Director of the Diabetes Unit at Soroka University Medical Center in Beer-Sheba, Israel.  Dr. Harman served as deputy Chairman for the Israeli Diabetes Association and serves as Director of Educational Programs.

Professor Yariv Malimovka, M.D. is a leading expert in vascular surgery.  He currently serves as a senior scientific advisor to major medical centers (such as Clinica Tara Tenerife España) in Spain, as well as in Eastern Europe.  In addition, Professor Malimovka also manages Internacional Clinic Arterial Disease, an institute for research and treatment of arteriosclerosis in Madrid, Spain.

Mr. Adi Ickowicz, Bsc. ME serves as Director of MedicSense, a consulting firm which specializes in helping companies navigating the international regulatory maze.  With more than 20 years of experience, Mr. Ickowicz has helped many companies meet regulatory demands for their products, guiding them through specific technological requirements and best practices for the collection of clinical data.

None of the members of the Advisory Board have entered into any written agreements with Integrity (directly or indirectly), except that Integrity is party to an agreement with MedicSense, of which Mr. Adi Ickowicz is a principal, pursuant to which MedicSense has agreed to assist Integrity in its efforts to obtain FDA clearance and CE Mark approval for its product candidate in consideration for a monthly fee and options to acquire shares of Integrity Common Stock.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

The following tables set forth information concerning Integrity’s current executive officer and key employee:

Executive Officers

Name	Age	Position
Avner Gal	58	Chairman of the Board, President and Chief Executive Officer
David Malka	47	Director and Executive Vice President of Operations
Jacob Bar-Shalom	46	Chief Financial Officer

Key Employee

Name	Age	Position
Eugene Naidis	45	Project Manager

Set forth below is biographical information with respect to Integrity’s executive officers and key employee, other than Messrs. Gal and Malka.  Biographical information for Messrs. Gal and Malka is set forth under the caption “Proposal No. 1: Election of Directors.”

Jacob Bar-Shalom has served as Integrity’s Chief Financial Officer since January 2011.  Since December 2008, Mr. Bar-Shalom has served as a principal of XplanIT Financial Consulting and Outsourcing, a company that provides financial services to private and publicly-held high-tech companies.  In this capacity, he also currently serves as the Chief Financial Officer of Speech Modules Ltd.  Prior to joining XplanIT, Mr. Bar-Shalom served as the Group Chief Financial Officer of Veolia Israel, a subsidiary of Veolia Environment (NYSE: VE), a worldwide provider of environmental services, from February 2007 to November 2008.  From January 2006 to January 2007, Mr. Bar-Shalom served as the outsourced Chief Financial Officer of Acro, Inc. (OTCBB: ACRI), a provider of detection devices for the homeland security market.  Mr. Bar-Shalom also previously served as the Chief Financial Officer of Digital Fuel Technologies, an international software company that was later acquired by VMware (NYSE:VME), from 2002 until 2005, and as a Senior Manager at the accounting firms BDO Seidman and Ernst & Young.  Mr. Bar-Shalom holds a Masters of Business Administration from the Hebrew University in Jerusalem and is a Certified Public Accountant in the U.S.  Mr. Bar-Shalom serves as Chairman of the Board of MicroFinance Israel, a not-for-profit organization that he founded.

Eugene Naidis joined Integrity in 2002 as a software engineer and since 2005 has served as the project manager.  Prior to joining Integrity, Mr. Naidis served as a software team manager at Solid Systems from 1996 to 2002.  From 1999 to 2002, Mr. Naidis also served as a software engineer at INESA East, an Israeli company engaged in the development, design and manufacturing of specialty measurement devices.  Prior to joining Solid Systems, Mr. Naidis served as a programmer at Luck-Scan, a technological incubator in Ashkelon, Israel and at Magnitogorsk Iron & Steel Works, Magnitogorsk, Russian Federation.  Mr. Naidis received a Bachelor of Science degree in metallurgy engineering and a Master of Science degree in metallurgy and computer engineering from the Metallurgical Institute, Magnitogorsk, Russian Federation, and an authorization in systems programming from the Institute for Labor and Productivity, Tel Aviv, Israel.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2012 and 2011 concerning the compensation of Avner Gal, Integrity’s Chief Executive Officer and President, Jacob Bar-Shalom, Integrity’s Chief Financial Officer, and David Malka, Integrity’s Executive Vice President of Operations.

Name and Principal Position	Year	Salary		All Other Compensation		Option Awards		Total Compensation

Avner Gal Chief Executive Officer	2012 (1)	$163,813		$19,940	(2)	$252,048	(3)	$435,801
	2011 (4)	$180,088		$17,252	(5)	$218,118	(3)	$415,458

Jacob Bar-Shalom Chief Financial Officer	2012 (1)	$80,265		$9,182	(6)	$12,814	(3)	$102,261
	2011 (4)	$27,097	(7)	$56,023	(8)	$0		$83,120

David Malka Executive Vice President of Operations	2012 (1)	$85,914		$19,282	(9)	$75,615	(3)	$180,811
	2011 (4)	$91,835		$21,159	(10)	$65,436	(3)	$178,430

(1)	Calculated based on the average exchange rate for the year of New Israeli Shekels to U.S. Dollars of NIS 3.844 = U.S. $1.00

(2)
Includes $18,161 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile and $1,779 in cellular communications expenses paid by us, representing the estimated costs of our cellular communications expenses attributable to the executive.

(3)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FASB ASC Topic 718 for stock options granted to the executive.

(4)	Calculated based on the average exchange rate for the year of New Israeli Shekels to U.S. Dollars of NIS 3.5821 = U.S. $1.00

(5)
Includes $15,577 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile and $1,675 in cellular communications expenses paid by us, representing the estimated costs of our cellular communications expenses attributable to the executive.

(6)
Includes $9,057 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile and $125 in cellular communications expenses paid by us, representing the estimated costs of our cellular communications expenses attributable to the executive.

(7)	Includes salary expenses commencing September 1, 2011.

(8)
Includes amounts paid to XplanIT Ltd., of which Mr. Bar-Shalom serves as a principal, pursuant to which XplanIT Ltd. agreed to provide Mr. Bar-Shalom’s services to us in exchange for a monthly retainer of NIS 11,000 plus VAT, with additional work, if any, to be performed at a rate of NIS 400 per hour plus VAT, as well as reimbursement of business expenses commensurate with our expense reimbursement policies. The XplanIT agreement was terminated on August 31, 2011 and, commencing on September 1, 2011, Mr. Bar-Shalom began providing services to us pursuant to an employment agreement.  See “Employment Agreements-Jacob Bar-Shalom,” below.

(9)
Includes $18,595 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile and $687 in cellular communications expenses paid by us, representing the estimated costs of our cellular communications expenses attributable to the executive.

(10)
Includes $20,422 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile and $3,350 in cellular communications expenses paid by us, representing the estimated costs of our cellular communications expenses attributable to the executive.

Employment Agreements

Set forth below are summaries of the material terms of the employment agreements between Integrity Israel and each of Integrity’s named executive officers.  Each of Integrity’s officers provides services to Integrity pursuant to an employment agreement with Integrity Israel and does not have a separate employment agreement directly with Integrity.

 Avner Gal

Avner Gal entered into an employment agreement with Integrity Israel in October 2010 pursuant to which Mr. Gal agreed to continue to serve as the Chief Executive Officer and managing director of Integrity Israel.  Mr. Gal’s employment agreement provides for an annual salary of NIS 480,000, or $132,267 based on the exchange rate of 3.629 NIS / $1.00 USD in effect on April 19, 2013, an annual bonus to be determined by the Board of Directors, an additional sum payable in the event that Mr. Gal meets certain milestones approved by the Board of Directors, as well as the payment of certain social and insurance benefits and the use of a company car.  The agreement also provides that Mr. Gal’s salary and bonus shall be subject to increase from time to time at the discretion of the Board of Directors.  We expect that Mr. Gal’s bonus formula, as previously determined by the Board of Directors, will be renegotiated once Integrity Israel has begun commercialization of its products.  The agreement is terminable by either party on 180 days’ notice, immediately by Integrity Israel with the payment of an amount equal to 180 days of annual salary, or immediately by Integrity Israel for cause (as defined in the agreement) without the payment of severance.  Mr. Gal’s employment agreement contains non-compete and confidentiality provisions effective during the term of the agreement and for one year thereafter.

Pursuant to his employment agreement, in March 2012, Mr. Gal was granted options to purchase 264,778 shares of Common Stock at an exercise price per share $6.25 per share.  Mr. Gal’s options vested (or in the case of clauses (ii) and (iii) below, will vest) in one-third increments upon (i) submission of clinical trials’ results to the Notified Body; (ii) the receipt of CE mark approval; and (iii) the receipt of FDA approval, subject to immediate vesting in the event of a change of control. On April 25, 2013, the Board of Directors approved an amendment to these stock options to lower the exercise price per share from $6.25 to $5.80.

Jacob Bar-Shalom

On January 1, 2011, Integrity Israel appointed Jacob Bar-Shalom as Chief Financial Officer.  From January 1, 2011 until August 31, 2011, Mr. Bar-Shalom provided services to Integrity Israel pursuant to an agreement between Integrity Israel and XplanIT Ltd., of which Mr. Bar-Shalom serves as a principal.  Pursuant to Integrity Israel’s agreement with XplanIT, we paid XplanIT a monthly retainer of NIS 11,000 plus VAT for the preparation of our annual and three quarterly reports in accordance with US GAAP and general accounting and financial reporting services, with additional work, if any, to be performed at a rate of NIS 400 per hour plus VAT, as well as reimbursement of business expenses commensurate with our expense reimbursement policies.  Commencing September 1, 2011, Mr. Bar-Shalom began performing services for Integrity Israel as a part-time employee, in the capacity of Chief Financial Officer, pursuant to an employment agreement that provides for an annual salary of NIS 240,000, or approximately $66,135 based on the exchange rate of 3.629 NIS / $1.00 USD in effect on April 19, 2013.  Such employment agreement contains non-competition and confidentiality provisions to which Mr. Bar-Shalom is subject.  Effective July 15, 2012, Mr. Bar-Shalom’s employment agreement was amended to provide a car allowance for Mr. Bar-Shalom in addition to the other compensation provider for thereunder.

On March 12, 2012, Integrity granted to Mr. Bar-Shalom options to purchase 10,000 shares of common stock.  The options were initially exercisable at $6.25 per share and vested or will in 5 equal installments on each of March, 12, 2012, September 12, 2012, March 12, 2013, September 12, 2013 and March 12, 2014. On April 25, 2013, the Board of Directors approved an amendment to these stock options to lower the exercise price per share from $6.25 to $5.80.

David Malka

David Malka entered into an employment agreement with Integrity Israel in July 2010 pursuant to which Mr. Malka agreed to continue to serve as the vice president of operations of Integrity Israel.  Mr. Malka’s employment agreement provides for an annual salary of NIS 240,000, or approximately $66,135 based on the exchange rate of 3.629 NIS / $1.00 USD in effect on April 19, 2013, and an annual bonus to be determined by the Board of Directors and an additional sum provided that Mr. Malka reaches certain milestones approved by the Board of Directors, as well as the payment of certain social and insurance benefits and the use of a company car.  The agreement also provides that Mr. Malka’s annual salary shall be subject to increase from time to time at the discretion of the Board of Directors.  We expect that Mr. Malka’s bonus formula, as previously determined by the Board of Directors, will be renegotiated once Integrity Israel has begun commercialization of its products.  The agreement is terminable by either party on 90 days’ notice, immediately by Integrity Israel with the payment of an amount equal to 90 days of annual salary, or immediately by Integrity Israel for cause (as defined in the agreement) without the payment of severance.  Mr. Malka’s employment agreement contains non-compete and confidentiality provisions effective during the term of the agreement and for one year thereafter.

Pursuant to his employment agreement, in March 2012, Mr. Malka was granted options to purchase 79,434 shares of Common Stock at an exercise price per share $6.25 per share.  Mr. Malka’s options vested (or in the case of clauses (ii) and (iii) below, will vest) in one-third increments upon (i) submission of clinical trials’ results to the Notified Body; (ii) the receipt of CE mark approval; and (iii) the receipt of FDA approval, subject to immediate vesting in the event of a change of control. On April 25, 2013, the Board of Directors approved an amendment to these stock options to lower the exercise price per share from $6.25 to $5.80.

Outstanding Equity Awards as of December 31, 2012

The following table sets forth for each of Integrity’s named executive officers certain information regarding unexercised options as of December 31, 2012.

Option Awards
	Number	Number
	of Securities	of Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Options	Options	Option		Option
	(#)	(#)	Exercised		Expiration
Name	Exercisable	Unexercisable	Price ($)		Date
Avner Gal	88,259	176,518	$6.25	(1)	March 12, 2022
Chief Executive Officer

Jacob Bar-Shalom	6,000	4,000	$6.25	(1)	March 12, 2022
Chief Financial Officer

David Malka	26,478	52,956	$6.25	(1)	March 12, 2022
Executive Vice President of Operations

(1)
On April 25, 2013, the Board of Directors approved an amendment to the outstanding stock option awards for the above named officers to lower the exercise price per share of their stock options from $6.25 to $5.80.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2012 with respect to securities authorized for issuance under Integrity’s 2010 Incentive Compensation Plan (the “Plan”), which has been approved by Integrity’s stockholders, as well as securities authorized for issuance under certain compensation arrangements that were not subject to approval by Integrity’s stockholders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders	471,854	$5.55	(1)	57,701
Equity compensation plans not approved by security holders	129,556	6.25		—
Total	601,410	$5.70		57,701

(1)           On April 25, 2013, the Board of Directors approved an amendment to 361,712 of the stock options included in this amount from $6.25 to $5.80.

The securities listed above as issuable under equity compensation plans not approved by security holders consist of: 129,556 shares of common stock issuable to Andrew Garrett, Inc. (the “Placement Agent”), as partial consideration for its services as the placement agent for Integrity’s private placement of 1,295,545 shares of Common Stock completed in July 2011.  On April 25, 2013, the Board of Directors approved an amendment to the terms of such warrants to lower the exercise price per share thereof from $6.25 to $5.80. This amount excludes warrants to purchase an additional 296,914 shares of Common Stock issued or issuable to the Placement Agent as partial consideration for its services as placement agent for Integrity’s private placement of convertible preferred stock and warrants completed in March 2013.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information known to us regarding the beneficial ownership of shares of Integrity’s Common Stock and Preferred Stock as of April 30, 2013 by: (i) each person known by Integrity to be the beneficial owner of more than 5% of the outstanding shares of Common Stock and/or Preferred Stock; (ii) each executive officer and director of Integrity; and (iii) all executive officers and directors of Integrity as a group.  In accordance with the rules and regulations of the SEC, in computing the number of shares of Common Stock or Preferred Stock (as applicable) beneficially owned by a person and the percentage ownership of that person, shares issuable through the exercise of any option, warrant or right, through conversion of any security held by that person that are currently exercisable or that are exercisable within 60 days are included.  These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.  Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own (within the meaning of Rule 13d-3 of the Exchange Act).  Holders of shares of our Series A Preferred Stock are entitled to vote such shares on an as converted to common stock basis; the Series A Preferred Stock does not entitle the holders thereof to separate voting rights.

Principal Stockholders

Name of Beneficial Owner	Class of Security	Number of Shares Beneficially Owned		Percent of Class (1)
Executive Officers and Directors:
Jacob Bar-Shalom	Common Stock	6,000	(2)	*
Zvi Cohen	Common Stock	361,702		6.6%
Israel Ehrlich	Common Stock	0		—
Dr. Robert Fischell	Common Stock	48,000		*
Avner Gal	Common Stock	498,410	(3)	9.0%
Joel L. Gold	Common Stock	318,432	(4)	5.8%
David Malka	Common Stock	211,644	(5)	3.9%
All Executive Officers and Directors As A Group (7 Persons)	Common Stock	1,444,188		25.3%
Principal Stockholders:
Amos and Daughters Investments and Properties Ltd. (6)	Common Stock	393,714		7.2%
Vayikra Capital, LLC (7)	Common Stock	398,467	(8)	7.3%
	Preferred Stock	375		6.0%
Y.H. Dimri Holdings (9)	Common Stock	719,998		13.2%
Howard Berg (10)	Preferred Stock	735	(11)	11.7%
William Freas (12)	Preferred Stock	525		8.3%
Ian Scott (13)	Preferred Stock	335		5.3%

(1)
Common Stock percentages are based on 5,460,600 shares of Common Stock outstanding as of April 30, 201.  Preferred Stock percentages are based on 6,300 shares of Preferred Stock outstanding as of April 30, 2013.

(2)	Consists of 6,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(3)	Includes 88,259 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(4)	Includes 218,280 shares held by relatives and affiliates of Mr. Gold.
(5)	Includes 26,478 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(6)
The address of Amos and Daughters Investments and Properties Ltd. is Shekel House, 111 Arlozorov St. Tel-Aviv 61216 Israel.  Eri Steimatzky has voting and investment control over the shares held by Amos and Daughters Investments and Properties Ltd.

(7)	The address of Vayikra Capital, LLC is 1 Farmstead Road, Short Hills NJ, 07078. Philip M. Darivoff has voting and investment control over the shares held by Vayikra Capital, LLC.
(8)
Excludes 64,655 shares of Common Stock issuable upon the conversion of shares of Preferred Stock which are not convertible within 60 days and 64,655 shares of Common Stock issuable upon the exercise of warrants which are not exercisable within 60 days.

(9)
The address of Y.H. Dimri Holdings is 1 Jerusalem St. Netivot, 87710 Israel.  Y.H. Dimri is entitled to these subject to the fulfillment of certain requirements.  Yigal Dimri has voting and investment control over the shares held by Y.H. Dimri Holdings.

(10)	The address of Howard Berg is 101 Old Short Hills Road, West Orange NJ 70521.
(11)	Includes 431 shares held indirectly in M. Berg’s IRA account with respect to which Mr. Berg has voting and dispositive power.
(12)	The address of William Freas is 211 Carter Drive, Westchester PA 19382.
(13)	The address of Ian Scott is The Court House, Ryme Intrinseca, United Kingdom DT9-6jx.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Integrity is not aware of any transactions since the beginning of its last fiscal year or any proposed transactions in which Integrity was or is a party, in which (1) the amount involved exceeded the lesser of $120,000 or 1% of the average of Integrity’s total assets at year end for the last two completed fiscal years and (2) in which a director, director nominee, executive officer, holder of more than 5% of Integrity’s Common Stock or Preferred Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Fahn Kanne to act as Integrity’s independent registered public accounting firm for the 2013 fiscal year. Fahn Kanne was Integrity’s independent auditor for the fiscal year ended December 31, 2012.  Although ratification is not required by Integrity’s bylaws or otherwise, the Board of Directors is submitting the appointment of Fahn Kanne to Integrity’s stockholders for ratification as a matter of good corporate practice.  If the appointment is not ratified, the Board of Directors will re-evaluate its appointment, taking into consideration the stockholders’ vote.  However, the Board of Directors is solely responsible for the appointment and termination of our auditors and may do so at any time in its discretion.  Representatives of Fahn Kanne are not expected to be present at the Annual Meeting.

Proxies will be voted “FOR” ratification of the appointment of Fahn Kanne as Integrity’s independent registered public accounting firm for the 2013 fiscal year absent contrary instructions.

The Board of Directors recommends that you vote “FOR” ratification of the appointment of Fahn Kanne as Integrity’s independent registered public accounting firm for the 2013 fiscal year.

AUDIT RELATED INFORMATION

Report of the Board of Directors Regarding Audit Matters

The Board of Directors has reviewed and discussed Integrity’s audited financial statements contained in Integrity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with Integrity’s management.  The Board of Directors also discussed with the independent auditors the matters required to be reviewed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, and received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Board of Directors regarding independence, and has reviewed and discussed with the independent auditors their independence from Integrity.

The Board of Directors relies on the work and assurances of Integrity’s management, which has the primary responsibility for the financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of Integrity’s annual financial statements to generally accepted accounting principles.  In reliance on these reviews and discussions, and the report of the independent auditors, the Board of Directors has approved the audited financial statements included in Integrity’s Annual Report on Form 10-K for the year ended December 31, 2012.

BOARD OF DIRECTORS Zvi Cohen Israel B. Ehrlich Joel L. Gold Avner Gal David Malka

Audit Fees

Fees for services rendered by Fahn Kanne for professional services rendered for the 2012 and 2011 audit of our annual financial statements, review of financial statements included in quarterly reports on Form 10-Q in 2012 and 2011 and out of pocket expenses, totaled approximately $28,616 and $49,572 for 2012 and 2011, respectively.

Audit-Related Fees

Integrity did not pay Fahn Kanne any fees in 2012 or 2011 for assurance and related services reasonably related to the performance of the audit or review of the Integrity’s financial statements.

Tax Fees

Integrity did not pay Fahn Kanne any fees in 2012 or 2011 for tax compliance, tax advice, and tax planning services.

All Other Fees

Integrity did not pay any other fees to Fahn Kanne in 2012 or 2011.

PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF INTEGRITY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires Integrity to provide its stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of Integrity’s named executives officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.  Accordingly, Integrity is asking its stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that Integrity’s stockholders approve, on an advisory (non-binding) basis, the compensation of Integrity’s named executive officers, as disclosed in Integrity’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the 2012 Summary Compensation Table and the other related tables and disclosure.”

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of Integrity’s named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.  The vote is advisory, which means that the vote is not binding on Integrity or its Board of Directors.  To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Board of Directors will evaluate whether any actions are necessary to address the concerns of stockholders.

The Board of Directors recommends that you vote “FOR” the approval of the compensation of Integrity’s named executive officers.

PROPOSAL 4: APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF THE SAY-ON-PAY VOTE

The Dodd-Frank Wall Street Reform and Consumer Protection Act also requires Integrity to provide its stockholders with the opportunity to vote, on an advisory (non-binding) basis, for their preference as to how frequently Integrity should seek future advisory votes on the compensation of its named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC.  Stockholders may vote to indicate that they would prefer that Integrity conduct future advisory votes on executive compensation once every one, two, or three years.  Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Integrity’s Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for Integrity and, therefore, the Board of Directors recommends that Integrity’s stockholders vote for a three-year interval for the advisory vote on executive compensation.  In determining to recommend that stockholders vote for a frequency of once every three years, the Board of Directors considered how an advisory vote at this frequency will provide Integrity’s stockholders with sufficient time to evaluate the effectiveness of Integrity’s overall compensation philosophy, policies and practices in the context of Integrity’s long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and results.  An advisory vote occurring once every three years will also permit Integrity’s stockholders to observe and evaluate the impact of any changes to Integrity’s executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

This vote is advisory and not binding on Integrity or its Board of Directors.  The Board of Directors will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation.  The Board of Directors may decide that it is in the best interests of Integrity and its stockholders to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by Integrity’s stockholders.

Integrity’s stockholders are being asked to vote on the following resolution:

“RESOLVED, that Integrity’s stockholders advise Integrity (on a non-binding basis) to include an advisory (non-binding) vote on the compensation of Integrity’s named executive officers pursuant to Section 14A of the Exchange Act every:

•	year;

•	two years; or

•	three years.”

In voting on this resolution, you should mark your proxy for one year, two years or three years based on your preference as to the frequency with which an advisory vote on executive compensation should be held. If you have no preference, you should abstain.  If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” a frequency of “THREE YEARS” for future advisory votes regarding executive compensation.

The Board of Directors recommends a vote FOR the option of once every “THREE YEARS” as the preferred frequency for advisory votes on executive compensation.

OTHER BUSINESS

Stockholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for Integrity’s next Annual Meeting of Stockholders.  For a stockholder proposal to be considered for inclusion in next year’s proxy statement, it must be submitted in writing together with proof of stock ownership in accordance with Rule 14a-8 and received by Integrity’s Director of Investor Relations no later than January 6, 2014.

Under Integrity’s bylaws, if a stockholder wants to submit a proposal for next year’s Annual Meeting of Stockholders or wants to nominate candidates for election as directors at such Annual Meeting of Stockholders, the stockholder must provide timely notice of his or her intention in writing.  To be timely, a stockholder’s notice must be delivered to Integrity’s Director of Investor Relations not less than 90 days nor more than 120 days prior to the first anniversary of the date of the meeting notice for the previous year’s annual meeting of stockholders.  This means that Integrity must receive any eligible proposal from an eligible stockholder intended to be presented at the 2014 Annual Meeting of Stockholders on or before February 5, 2014 but no earlier than January 6, 2014 for the proposal to be properly brought before the meeting.   Integrity’s By-Laws also specify requirements as to the form and content of a stockholder’s notice.  Integrity will not entertain any proposals or nominations that do not meet these requirements.

Other Matters that May Come Before the Annual Meeting

The Board of Directors does not intend to present, and knows of no others who intend to present, at the Annual Meeting any matter or business other than that set forth in the accompanying notice of annual meeting of stockholders.  If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote any proxies on such matters in accordance with their judgment.

Annual Report

Copies of Integrity’s Annual Report on Form 10-K, including the financial statements and financial statement schedules included therein, for the fiscal year ended December 31, 2012 (without exhibits or documents incorporated by reference therein), are available without charge to stockholders upon written request to Integrity Applications, Inc., 102 Ha’Avoda Street, P.O. Box 432, Ashkelon, Israel L3 78100, Attn: Director of Investor Relations, or via the Internet at www.integrity-app.com.

ALL STOCKHOLDERS ARE URGED TO VOTE OVER THE INTERNET OR BY TELEPHONE, OR TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

Avner Gal, Chief Executive Officer

Ashkelon, Israel
May 6, 2013

Integrity Applications, Inc.
102 Ha’Avoda St., PO Box 432
Ashkelon L3 78100
Israel

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS: ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR ALL nominees listed below.

1	Election of five (5) directors as described in the Proxy Statement of the Board of Directors.

Nominees

01 Zvi Cohen	02 Israel B. Ehrlich	03 Dr. Robert Fischell	04 Avner Gal	05 David Malka

For	Withhold	For All
All	All	Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below:

The Board of Directors recommends you vote FOR Proposals 2 and 3.

2	Ratification of the appointment of Fahn Kanne & Co. Grant Thornton Israel as Integrity's independent registered public accounting firm for the 2013 fiscal year.

For ☐	Against ☐	Abstain ☐

3	Approval, on an advisory (non-binding) basis, of the compensation paid to Integrity's named executive officers.

For ☐	Against ☐	Abstain ☐

The Board of Directors recommends every THREE YEARS as the frequency of future advisory votes on executive compensation.

4	Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on compensation of Integrity’s named executive officers.

One Year ☐	Two Years ☐	Three Years ☐	Abstain ☐

Note: In the Proxies’ discretion, in accordance with the recommendation of Integrity’s Board of Directors, on any other business that may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN
ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The notice of meeting, proxy statement and annual report to stockholders are available at www.proxyvote.com.

INTEGRITY APPLICATIONS, INC.
Annual Meeting of Stockholders
June 19, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Avner Gal and Jacob Bar-Shalom (the “Proxies”), or any one of them, each with full power of substitution, attorneys and proxies for the undersigned, to vote all shares of common stock and preferred stock, as the case may be, of Integrity Applications, Inc. (“Integrity”) that the undersigned would be entitled to vote at the 2013 Annual Meeting of Stockholders to be held at the offices of Lipert Heilshorn & Associates, located at 800 Third Avenue, 17th Floor, New York, NY 10022 at 10:00 a.m. on Wednesday June 19, 2013, or any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including, but not limited to, the matters stated on the reverse side.

ANY PROPER PROXY RECEIVED BY INTEGRITY AS TO WHICH NO CHOICE HAS BEEN INDICATED WILL BE VOTED BY THE PROXIES “FOR ALL” THE NOMINEES SET FORTH ON THE REVERSE SIDE, “FOR” THE RATIFICATION OF FAHN KANNE & CO. GRANT THORNTON ISRAEL AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013, “FOR” APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTED OFFICERS, “FOR” THREE YEARS AS THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND IN ACCORDANCE WITH THE RECOMMENDATION OF INTEGRITY’S BOARD OF DIRECTORS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.  YOUR PROXY CANNOT BE VOTED  UNLESS YOU SIGN, DATE AND RETURN THIS CARD OR FOLLOW THE INSTRUCTIONS FOR INTERNET OR TELEPHONE VOTING SET FORTH ON THE REVERSE SIDE.